Exhibit 10.2	EXECUTION VERSION

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) is made to that certain Asset Purchase Agreement (the “Agreement”), dated as of March 4, 2013, by and between Seller and Buyer.  Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

WHEREAS, pursuant to Section 7.1 of the Agreement, the Agreement may be amended, provided that any such amendment shall be binding upon a Party only if such amendment is set forth in writing executed by such Party; and

WHEREAS, the undersigned parties desire to amend the Agreement as set forth herein effective as of March 13, 2013 for the purpose of changing the terms of the Agreement as set forth herein and reaffirming the other terms and provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AMENDMENT PROVISIONS

1. Article 1 is hereby amended to include the following defined term in alphabetical order:

“State Tax Warrants” has the meaning given to such term in Section 2.4(d).

2. A new Section 2.4(d) of the Agreement is hereby added as follows:

(a)
State Tax Warrants.  Notwithstanding anything to the contrary herein, Buyer and Seller agree that the Owned Real Property may be conveyed to Buyer at the Closing subject to certain Indiana State Tax Warrants attached hereto as Exhibit A (the “State Tax Warrants”), which State Tax Warrants will be terminated on or prior to the date which is one hundred eighty (180) days following the Closing Date.

GENERAL PROVISIONS

3. Except to the extent of the changes described in Sections 1 and 2 above, the Agreement shall remain in full force and effect and any dispute under this Amendment shall be resolved in accordance with the terms of the Agreement.

4. The provisions of the Agreement set forth in Article 7 thereof shall apply mutatis mutandis to this Amendment.

5. Unless the context otherwise requires, any other document or agreement that refers to the Agreement shall be deemed to refer to the Agreement, giving effect to this Amendment (and any other amendments to the Agreement made from time to time pursuant to its terms).

* * * * * *

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Amendment as of the date first written above.
SELLER:

WORKHORSE CUSTOM CHASSIS, LLC

By:	/s/ William H. Osborne
Name:	William H. Osborne
Its:	President

BUYER:

AMP TRUCKS INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Its:	CEO

Signature Page to the First Amendment to Asset Purchase Agreement

Exhibit A

State Tax Warrants

See Attached.